PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
September 30, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange as if they occurred on December 31, 2004. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Telediscount Communications Inc. after the asset sale and share exchange.

                                                           Millenium      Telediscount   Book Value
                                                            Capital      Communications   prior to      Effect of
                                                            Ventures          Inc.        to share      exchange         Post
                                                              (MCV)          (TCI)        exchange      of shares    Share Exchange
                                                           -----------    -----------    -----------   -----------   --------------

                                     ASSETS

CURRENT ASSETS
Cash and cash equivalents                                  $        --    $    84,842    $    84,842                 $    84,842
Inventory                                                           --        148,410        148,410                     148,410
Other current assets                                                --            250            250                         250
                                                           -----------    -----------    -----------   -----------   -----------
Total Current Assets                                                --        233,502        233,502            --       233,502

Property and equipment, net                                         --        792,752        792,752                     792,752
Security deposits                                                   --        104,196        104,196       104,196
                                                           -----------    -----------    -----------   -----------   -----------
Total Assets                                               $        --    $ 1,130,450    $ 1,130,450   $        --   $ 1,130,450
                                                           ===========    ===========    ===========   ===========   ===========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities                   $    12,447    $    17,182    $    29,629   $        --        29,629
                                                           -----------    -----------    -----------   -----------   -----------
Total Current Liabilities                                       12,447         17,182         29,629            --        29,629


Shareholders' Equity (Deficiency)
ORIGINAL CAPITAL STRUCTURE
Common stock, no par value, 500,000,000 shares
 authorized, 116,514,468 shares issued and outstanding              --             --             --                          --
Additional paid-in capital                                                  3,318,625      3,318,625    (3,318,625)           --
Retained Earnings (Accumulated deficit)                                    (2,205,357)    (2,205,357)    2,205,357            --

Common Stock, 20,000,000 shares authorized at                                                                                 --
$.001 par value; 6,850,000 shares issued and outstanding           685                           685          (685)           --
Additional paid-in capital                                     142,315                       142,315      (142,315)           --
Retained Earnings (Accumulated deficit)                       (155,447)                     (155,447)      155,447            --

AMENDED CAPITAL STRUCTURE                                                                                                     --
Common stock, $0.001 par value, 23,794,000                                                                                    --
shares authorized, issued and outstanding                           --             --             --        23,794        23,794
Additional paid-in capital                                                                               3,437,831     3,437,831
Retained Earnings (Accumulated deficit)                                                                 (2,360,804)   (2,360,804)
                                                           -----------    -----------    -----------   -----------   -----------
Total Shareholders' Deficiency                                 (12,447)     1,113,268      1,100,821            --     1,100,821
                                                           -----------    -----------    -----------   -----------   -----------

Total Liabilities & Shareholders' Deficiency               $        --    $ 1,130,450    $ 1,130,450   $        --   $ 1,130,450
                                                           ===========    ===========    ===========   ===========   ===========

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the nine months ended September 30, 2005

                                                                                                        Effect of
                                                              MCV            TCI        Total prior to   exchange          Post
                                                                                        share exchange   of shares    Share Exchange
                                                         ------------    ------------   --------------  ----------    --------------
NET SALES                                                $         --    $  2,513,455      2,513,455                       2,513,455

Cost of goods sold                                                 --       1,385,186      1,385,186                       1,385,186
                                                         ------------    ------------   ------------

GROSS PROFIT                                                       --       1,128,269      1,128,269                       1,128,269

NET REVENUES                                                       --

OPERATING EXPENSES                                              2,447       1,077,577      1,080,024                       1,080,024
                                                         ------------    ------------   ------------

INCOME (LOSS) FROM OPERATIONS                                  (2,447)         50,692         48,245                          48,245
                                                                                                                        ------------

Other expenses:
  Interest expense, net                                            --           1,081          1,081                           1,081
                                                         ------------    ------------   ------------

Total other expenses, net                                          --           1,081          1,081                           1,081
                                                         ------------    ------------   ------------                    ------------

NET INCOME                                               $     (2,447)   $     49,611   $     47,164                    $     47,164
                                                         ============    ============   ============                    ============

EARNINGS PER SHARE - Basic and diluted                   $     (0.000)   $      0.000   $      0.000                    $      0.002
                                                         ============    ============   ============   ==========       ============

Weighted average shares outstanding - basic and diluted     6,850,000     116,514,468    116,514,468   23,794,000         23,794,000
                                                         ============    ============   ============   ==========       ============